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                                                                EXHIBIT 10.17


WHEN RECORDED, PLEASE RETURN TO:    RE:  DEED TO SECURE DEBT AND
--------------------------------         SECURITY AGREEMENT DATED
TROUTMAN SANDERS LLP                     JULY 31, 1991 FROM HARRY'S
600 PEACHTREE STREET, N.E.               FARMERS MARKET, LTD. TO
SUITE 5200                               THE CITIZENS AND SOUTHERN
ATLANTA, GEORGIA  30308-2216             NATIONAL BANK RECORDED IN
ATTN:  HAZEN H. DEMPSTER, ESQ.           DEED BOOK 6682, PAGE 95,
                                         GWINNETT COUNTY, GEORGIA
                                         RECORDS AND IN DEED BOOK
                                         14446, PAGE 201, FULTON
                                         COUNTY, GEORGIA RECORDS


                              FOURTH MODIFICATION
                              -------------------
                             OF DEED TO SECURE DEBT
                             ----------------------
                             AND SECURITY AGREEMENT
                             ----------------------


          THIS FOURTH MODIFICATION OF DEED TO SECURE DEBT AND SECURITY AGREEMENT (the "Modification") is made and entered into as of January 31, 1997, by and among HARRY'S FARMERS MARKET, INC., a Georgia corporation ("Grantor"), having a mailing address of 1180 Upper Hembree Road, Roswell, Georgia 30076; and CREDITANSTALT-BANKVEREIN, in its individual capacity and as successor Agent ("New Grantee"), having a mailing address of Two Greenwich Plaza, Greenwich, Connecticut 08630 with a copy to Two Ravinia Drive, Suite 1680, Atlanta, Georgia 30346.

                              W I T N E S S E T H

          WHEREAS, NationsBank of Georgia, National Association in its individual capacity ("NationsBank") and Harry's Farmers Market, Ltd. ("Harry's Partnership"), a Georgia limited partnership and predecessor of Grantor, entered into a Revolving Credit and Term Loan Agreement dated as of July 31, 1991 (as amended, supplemented, restated or otherwise modified from time to time, the "NationsBank Loan Agreement"), pursuant to which NationsBank extended to Harry's Partnership a revolving credit facility, which has been terminated, and a $10,500,000 term loan (the "Term Loan"), evidenced by that certain Term Note dated July 31, 1991 (the "Term Note"), executed by Harry's Partnership in favor of NationsBank in the original principal amount of $10,500,000; and

          WHEREAS, on July 31, 1991, Harry's Partnership made and granted in favor of NationsBank, N.A. (South), f/k/a NationsBank of Georgia, National Association, f/k/a The Citizens and Southern National Bank ("Original Grantee") a certain Deed to Secure Debt and Security Agreement recorded in Deed Book 6682, page 95, Gwinnett County, Georgia records and in Deed Book 14446, page 201, Fulton County, Georgia records (as amended as hereinafter set forth, the "Deed to Secure Debt") covering certain property located in Land Lots 550 and 553 of the 1st District, 2nd Section of Fulton County, Georgia, and in Land Lot 209 of the 6th District of Gwinnett County, Georgia and more particularly described in the Deed to Secure Debt (the "Property"); and,

          WHEREAS, the Deed to Secure Debt was amended as of March 30, 1992 by that certain First Modification of Deed to Secure Debt and Security Agreement recorded in Book 7670, page 24 and re-recorded in Book 9835, page 31, Gwinnett County, Georgia records, and recorded in Book 15653, page 346 and re-recorded in Book 17772, page 179, Fulton County, Georgia records; and

          WHEREAS, Harry's Partnership conveyed the Property to Grantor by deeds dated as of March 31, 1993; and

          WHEREAS, in connection with the transfer of the Property from Harry's Partnership to Grantor, Grantor assumed all obligations of the loan secured by the Deed to Secure Debt as set forth in that certain Loan Assumption Agreement dated as of March 31, 1993 by and between Grantor and Original Grantee; and

          WHEREAS, the Deed to Secure Debt was further amended as of November 19, 1993 by that certain Second Modification of Deed to Secure Debt and Security Agreement recorded in Book 9835, page 23, Gwinnett County, Georgia records and Book 17409, page 118, Fulton County, Georgia records; and

          WHEREAS, the Deed to Secure Debt secured financing from Original Grantee and other lenders pursuant to that certain Credit Agreement dated as of November 19, 1993 (the "1993 Credit Agreement") entered into by and among Grantor, as Borrower, NationsBank of Georgia, National Association, as Agent (the "Original Agent") and the financial institutions from time to time parties thereto; and

          WHEREAS, in connection with the execution and delivery of the 1993 Credit Agreement, the parties thereto, NationsBank, Grantor and its subsidiaries entered into an Intercreditor Agreement dated as of November 19, 1993 (the "Intercreditor Agreement") in order to establish, among other things, the relative rights of the Original Agent and lenders (including without limitation New Grantee) under the 1993 Credit Agreement, on the one hand, and NationsBank, on the other; and

          WHEREAS, certain other real and personal property also secures the indebtedness described in the Deed to Secure Debt; and

          WHEREAS, Grantor, Borrower, the Original Agent and certain lenders (including without limitation New Grantee) entered into a Credit Agreement dated as of December 30, 1994 (as amended from time to time the "1994 Credit Agreement") which (i) amended and restated the 1993 Credit Agreement, the NationsBank Loan Agreement and certain other agreements ancillary thereto and
(ii) modified the indebtedness described in the Deed to Secure Debt by consolidating, extending and refinancing the indebtedness of Grantor under the

                                       2

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1993 Credit Agreement and the NationsBank Loan Agreement (as so consolidated, extended and refinanced, the "Indebtedness"); and

          WHEREAS, pursuant to that certain Assignment of Deed to Secure Debt and Security Agreement, dated of even date herewith, recorded in Deed Book _____, page ___, Gwinnett County, Georgia records and in Deed Book ______, page
____, Fulton County, Georgia records, Original Grantee has assigned all of its right, title and interest in the Deed to Secure Debt to New Grantee; and

          WHEREAS, simultaneously herewith, Grantor and New Grantee are entering into that certain Consent and Ninth Amendment to Amended and Restated Credit Agreement (the "Ninth Amendment") whereby the amount of the Indebtedness is being decreased to $12,000,000.00; and

          WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms as set forth in the 1994 Credit Agreement; and

          WHEREAS, Grantor and New Grantee desire to modify the Deed to Secure Debt as more particularly hereinafter set forth;

          NOW THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor and New Grantee have agreed and do hereby agree as follows:

          1.  INDEBTEDNESS.  The term "Credit Agreement" as used in the Deed to
              ------------
Secure Debt shall hereafter mean and be deemed to be the 1994 Credit Agreement (as hereinabove defined), and not the 1993 Credit Agreement. In addition:

          Paragraph 1(a)(i) of the Third Modification of Deed to Secure Debt is deleted in its entirety and is hereby amended to read as follows:

               "(i) all obligations of Grantor to the Agent, or to any Lender, as such term is defined in the Credit Agreement dated as December 30, 1994, as amended from time to time including those certain promissory notes (as amended, restated, supplemented, replaced or otherwise modified from time to time, the "Notes") to be issued thereunder from Grantor to any Lender, such obligations being in the maximum aggregate principal amount of Twelve Million Dollars ($12,000,000.00), including, but not limited to, the payment of all principal thereof and interest on the Loans (as defined in the Credit Agreement), which amounts may, subject to any restrictions set forth in the Credit Agreement, be borrowed and repaid and reborrowed under such Notes and Credit Agreement and any and all other indebtedness now owing or which may hereafter be owing by Grantor to Grantee however incurred, direct or indirect and however evidenced;"

                                       3
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     2.   MATURITY DATE.  The final payment date of the Credit Agreement as
          -------------
modified and the Notes to be issued thereunder and secured by the Deed to Secure Debt shall be on or before January 29, 2000 (the "Maturity Date").

     3.   INTANGIBLE RECORDING TAX.  No Georgia Intangible Recording Tax is due
          ------------------------
and owing upon the recordation of this Modification as the maximum amount of intangible tax has previously been paid on the recording of the Deed to Secure Debt and as the Maturity Date for the monies to be advanced hereunder is less than three years from the date hereof.

     4.   NO NOVATION.  This Modification is not a novation of the Deed to
          -----------
Secure Debt or any other Loan Documents, and is not intended by the parties to be a novation of the Deed to Secure Debt or any other Loan Documents.

     5.   NO OFFSETS OR DEFENSES.  Grantor hereby acknowledges, confirms and
          ----------------------
warrants to Grantee that as of the date hereof, Grantor neither has nor claims any offset, defense, claim, right of set-off or counterclaim against Original Grantee or New Grantee under, arising out of or in connection with this Modification, the Deed to Secure Debt or any other Loan Document or with respect to any of the indebtedness evidenced or secured thereby or with respect to the Property. In addition, Grantor covenants and agrees with New Grantee that if any offset, defense, claim, right of set-off or counterclaim exists, Grantor hereby irrevocably and expressly waives the right to assert such matter.

     6.   SUCCESSORS AND ASSIGNS.  This Modification shall be binding upon and
          ----------------------
inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, successors in title and permitted assigns.



                  [Remainder of Page Intentionally Left Blank]

                                       4
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     IN WITNESS WHEREOF, this Fourth Modification and Deed to Secure Debt has been duly executed and sealed by the parties the day and year first above written.

                                            GRANTOR:
Signed, sealed and delivered as to
Grantor in the presence of:                 HARRY'S FARMERS MARKET,
                                            INC., a Georgia corporation

/s/ Barbara N. Worrell
------------------------------
Unofficial Witness                          By: /s/ Harry A. Blazer
                                               --------------------------------
/s/ R. S. Porter                               Name:  Harry A. Blazer
------------------------------                 Title: President
Notary Public

                                            Attest: /s/ Barbara N. Worrell
                                                   ---------------------------
My Commission Expires:                             Name:  Barbara N. Worrell
                                                   Title: Asst. Secretary
Notary Public DeKalb County, Georgia
My Commission Expires May 1, 1999
------------------------------                        (CORPORATE SEAL)

(AFFIX NOTARY SEAL)


                                            NEW GRANTEE:
Signed, sealed and delivered as to
New Grantee in the presence of:             CREDITANSTALT-BANKVEREIN


/s/
--------------------------------
Unofficial Witness                          By: /s/
                                               -------------------------------
                                               Name:
                                               Title: Executive Vice President
/s/
--------------------------------
Notary Public

                                            Attest: /s/ Scott Ray
                                                   --------------------------
--------------------------------                   Name:  Scott Ray
My Commission Expires:                             Title: Sr. Associate


--------------------------------                        (BANK SEAL)
     (AFFIX NOTARY SEAL)